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                               EXCHANGE AGREEMENT


                  THIS EXCHANGE AGREEMENT (this "Agreement") is made this 31st day of May, 2002, by and between Kirkland's, Inc., a Tennessee corporation (the "Company") and Carl Kirkland ("Shareholder").

                                    RECITALS

                  WHEREAS, Shareholder owns 258,425 shares of Class C Preferred Stock of the Company (the "Class C Preferred Stock"), and each share of the Class C Preferred Stock has a stated value equal to $30.83556 (the "Stated Value");

                  WHEREAS, the Company intends to conduct an initial public offering of the common stock of the Company (the "IPO") on the terms set forth on a registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission (the "SEC") on April 23, 2002 (as the same may be hereafter amended, including any related registration statement filed pursuant to Rule 462 under the Securities Act of 1933, the "Registration Statement").

                  WHEREAS, the parties have agreed that, immediately prior to the closing of the IPO (the "IPO Closing"), Shareholder will exchange all of the shares of Class C Preferred Stock held by him (the "Exchange Shares") for such number of shares of the Company's common stock, no par value per share (the "Common Stock"), as provided for in this Agreement;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

                  1. Exchange. Upon the terms and subject to the conditions set forth herein, effective immediately prior to the IPO Closing, Shareholder hereby assigns, transfers, conveys and delivers the Exchange Shares to the Company, and the Company, in exchange therefor, hereby agrees to issue and deliver to Shareholder, immediately prior to the IPO Closing, such number of shares of Common Stock equal to (x) the Stated Value for all of the Exchange Shares divided by (y) 93% of the initial public offering price per share at which the Common Stock is sold in the IPO.

                  2. Deliveries. Contemporaneously with the execution of this Agreement, Shareholder agrees to deposit with the Custodian, pursuant to the Irrevocable Power of Attorney and Custodian Agreement executed by the Shareholder as of May 31, 2002 (the "POA"), (i) the stock certificates representing the Exchange Shares exchanged by Shareholder pursuant to Section 1 hereof and (ii) stock powers for the shares of Common Stock that Shareholder is to receive under this Agreement pursuant to Section 1 hereof (the "New Common Shares"), duly endorsed or accompanied by appropriate stock, in order to facilitate the transfer of the Exchange Shares under this Agreement and the shares of Common Stock in connection with the IPO.

                  3. Sale of Common Stock. Shareholder hereby agrees to sell the New Common Shares, as a selling shareholder in the IPO pursuant to a Purchase Agreement with the


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underwriters, and Shareholder has authorized the attorney-in-fact under the POA to enter into a Purchase Agreement with the underwriters for that purpose.

                  4. Termination. This Agreement shall terminate and be wholly without force or effect in the event that the IPO Closing does not occur by December 31, 2002.

                  5. Representations and Warranties of Shareholder. Shareholder hereby represents, warrants, covenants, agrees and acknowledges to the Company the following to be true and correct in all respects as to himself:

                           a.       Title; Third-Party Options. There are no
contracts, options, commitments or rights of any kind, by or through Shareholder, with, to or in any third party to acquire all or any portion of the Exchange Shares held by Shareholder and Shareholder has good title to such shares and owns such shares free and clear of any claim, mortgage, assignment, conditional sale, lease, easement, consignment, bailment, contingent interest, pledge, lien, option, charge, security interest, preemptive right, encumbrance or other restrictions of any kind or nature whatsoever, other than restrictions imposed by the Securities Act (as defined below) or any other securities laws, and other than any restrictions which have been waived or will terminate prior to the IPO Closing.

                           b.       No View to Distribution or Resale.
Shareholder will acquire the New Common Shares solely for his own account without a view to the distribution or resale thereof other than pursuant to a Registration (as defined below) or an exemption therefrom, and Shareholder does not have any contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any of such shares in any manner to any person except as contemplated by this Agreement.

                           c.       No Transfer Without Registration or
Exemption. Shareholder will not, except as contemplated by this Agreement, sell, transfer or otherwise dispose of any of the New Common Shares in any manner, unless at the time of any such transfer: (i) a Registration is in effect with respect to the New Common Shares to be sold, transferred or disposed of, and Shareholder complies with all of the requirements of the Securities Act and the Applicable Laws (as defined below) with respect to the proposed transaction; or
(ii) Shareholder has obtained and has provided to the Company an opinion from counsel satisfactory to the Company (as to both the counsel rendering such opinion and the substance of the opinion) that the proposed sale, transfer or disposition does not require Registration.

                           d.       Securities Legend. A legend will be placed
on the certificates evidencing all New Common Shares and stop-transfer instructions will be issued to any transfer agent with respect to such shares to ensure compliance with the provisions of this Agreement the Securities Act and the Applicable Laws.

                           e.       Investment Risk. Shareholder can bear the
economic risk of his acquisition and ownership of the New Common Shares, including the total loss of his investment, has no need for liquidity in this investment and, either individually or with his advisers, has such knowledge and experience in financial and business matters that he is capable


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of evaluating the merits and risks of the Company and the investment in the New
Common Shares.

                           f.       Review of Company's Registration Statement.
Shareholder has received the Registration Statement and all other documents requested by Shareholder have been carefully reviewed by him and Shareholder understands the information contained therein.

                           g.       Knowledge and Experience. Shareholder,
together with his advisers, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the New Common Shares to evaluate the merits and risks of an investment in the New Common Shares and to make an informed investment decision with respect thereto.

                           h.       Accredited Investor Status. Shareholder is
an "accredited investor," as such term is defined under Regulation D under the Securities Act.

                           i.       No Reliance. Shareholder is not relying on
the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the New Common Shares, and Shareholder has relied on the advice of, or have consulted with, only his own advisers with respect to such matters.

                           j.       Definitions. As used herein: the term
"Registration" means registration under the Securities Act and, with respect to the Applicable Laws, such registration thereunder (or, with respect to any of the Applicable Laws which do not provide for registration, such compliance therewith which is similar to registration) which has then resulted in statutory or administration authorization for the proposed transaction; the term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder; and the term "Applicable Laws" means any applicable state securities laws and, to the extent applicable to offers or sales of securities, the Securities Exchange Act of 1934, as amended, and the rules and regulations under the foregoing.

                  6. Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the substantive laws of the State of Tennessee.

                  7. No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their executors, legal representatives, successors and assigns, and they shall not be construed as conferring and are not intended to confer any rights on any other persons.

                  8. Contents of Agreement. This Agreement together with any documents referred to herein set forth the entire agreement of the parties hereto and supersede any prior agreement or understanding of the parties with respect to the transactions contemplated hereby. This Agreement may not be amended except by an instrument in writing signed by the parties hereto, and no claimed amendment, modification, termination or waiver shall be binding unless in writing and signed by the party against whom or which such claimed amendment, modification, termination or waiver is sought to be enforced.


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                  9.       Further Assurances. Each of the Shareholder and the
Company shall do or cause to be done such further acts and things and deliver or cause to be delivered such additional assignments, agreements, documents, powers, and instruments as may reasonably be required to carry into effect the purposes of this Agreement

                  10. Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  11. Counterparts. This Agreement may be executed in any number of counterparts, which when taken together, shall constitute but one and the same instrument. Any and all counterparts may be executed by facsimile.

                           [Execution page to follow]


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                  IN WITNESS WHEREOF, the parties have executed and delivered this Exchange Agreement on the date first above written.



                                         KIRKLAND'S, INC.


                                         By: /s/ Robert Alderson
                                            ------------------------------
                                             Name:  Robert Alderson
                                             Title: Chief Executive Officer and
                                                    President


                                          /s/ Carl Kirkland
                                         ------------------------------
                                         Carl Kirkland


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